Exhibit a(75)

MANNING & NAPIER FUND, INC.

ARTICLES OF AMENDMENT

MANNING & NAPIER FUND, INC. (the “Corporation”), a corporation organized under the laws of the State of Maryland, having its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450, does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND:   Pursuant to the authority granted to the Board of Directors of the Corporation (the “Board”) in the Corporation’s Articles of Incorporation (the “Articles”), the Board has duly adopted resolutions on November 17, 2016 for the purpose of authorizing the liquidation and termination of certain Series of the Company’s common stock, and reclassifying and redesignating the eight hundred eighty-seven million, five hundred thousand (887,500,000) authorized and classified shares of the Series set forth below as authorized, but unclassified and unissued, shares of the Corporation.

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
U.S. Equity Select Series Class I	100,000,000
U.S. Equity Select Series Class S	100,000,000
Non-U.S. Equity Select Series Class I	100,000,000
Non-U.S. Equity Select Series Class S	100,000,000
U.S. Disciplined Value Series Class I	100,000,000
U.S. Disciplined Value Series Class S	100,000,000
Managed Futures Series Class I	100,000,000
Managed Futures Series Class S	100,000,000
Tax Managed Series Class A	87,500,000

THIRD:   Pursuant to the authority granted to the Board in the Articles, the Board has duly resolutions on November 17, 2016 for the purpose of redesignating certain classes of the Corporation’s common stock, as set forth below:

Current Designation	New Designation
Pro-Blend Maximum Term Series Class C	Pro-Blend Maximum Term Series Class R2
Pro-Blend Conservative Term Series Class C	Pro-Blend Conservative Term Series Class R2
Pro-Blend Extended Term Series Class C	Pro-Blend Extended Term Series Class R2
Pro-Blend Moderate Term Series Class C	Pro-Blend Moderate Term Series Class R2
Overseas Series Class A	Overseas Series Class I
Equity Series Class A	Equity Series Class S

FOURTH: Immediately before the resolutions set forth in Articles SECOND and Articles THIRD and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class C	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class C	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
Tax Managed Series Class A	87,500,000
World Opportunities Series Class A	2,500,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class C	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class C	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Global Fixed Income Series Class S	100,000,000
Global Fixed Income Series Class I	100,000,000
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class A	200,000,000
Overseas Series Class A	200,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	100,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Real Estate Series Class S	100,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000
Target 2040 Series Class R	40,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2060 Series Class I	100,000,000
Target 2060 Series Class K	40,000,000
Target 2060 Series Class R	40,000,000
Emerging Markets Series Class S	100,000,000
Emerging Markets Series Class I	100,000,000
Non-U.S. Equity Select Series Class S	100,000,000
Non-U.S. Equity Select Series Class I	100,000,000
Quality Equity Series Class S	100,000,000
Quality Equity Series Class I	100,000,000
U.S. Equity Select Series Class S	100,000,000
U.S. Equity Select Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
U.S. Disciplined Value Series Class S	100,000,000
U.S. Disciplined Value Series Class I	100,000,000
International Disciplined Value Series Class S	100,000,000
International Disciplined Value Series Class I	100,000,000
Dynamic Opportunities Series Class S	100,000,000
Dynamic Opportunities Series Class I	100,000,000
Equity Income Series Class S	100,000,000
Equity Income Series Class I	100,000,000
Managed Futures Series Class I	100,000,000
Managed Futures Series Class S	100,000,000
Authorized but Unclassified and Unissued	4,460,000,000

FIFTH:    Immediately after the resolutions set forth in Articles SECOND and Articles THIRD and upon filing for record these Articles of Amendment, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class R2	25,000,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class R2	25,000,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
World Opportunities Series Class A	2,500,000,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class R2	25,000,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class R2	25,000,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Global Fixed Income Series Class S	100,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Global Fixed Income Series Class I	100,000,000
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class S	200,000,000
Overseas Series Class I	200,000,000
High Yield Bond Series Class S	125,000,000
High Yield Bond Series Class I	100,000,000
Core Bond Series Class S	125,000,000
Core Bond Series Class I	100,000,000
Unconstrained Bond Series Class S	125,000,000
Unconstrained Bond Series Class I	100,000,000
Disciplined Value Series Class S	100,000,000
Disciplined Value Series Class I	100,000,000
Real Estate Series Class S	100,000,000
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000
Target 2040 Series Class R	40,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2060 Series Class I	100,000,000
Target 2060 Series Class K	40,000,000
Target 2060 Series Class R	40,000,000
Emerging Markets Series Class S	100,000,000
Emerging Markets Series Class I	100,000,000
Quality Equity Series Class S	100,000,000
Quality Equity Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
International Disciplined Value Series Class S	100,000,000
International Disciplined Value Series Class I	100,000,000
Dynamic Opportunities Series Class S	100,000,000
Dynamic Opportunities Series Class I	100,000,000
Equity Income Series Class S	100,000,000
Equity Income Series Class I	100,000,000
Authorized but Unclassified and Unissued	5,347,500,000

SIXTH:  Pursuant to the requirements of Section 2-607 of the Maryland General Corporation Law, these Articles of Amendment are limited to changes expressly authorized by Section 2-105 or Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

SEVENTH:  These Articles of Amendment shall become effective at 12:00 a.m., Eastern Time, on March 1, 2017.

IN WITNESS WHEREOF, MANNING & NAPIER FUND, INC. has caused these Articles of Amendment to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 3rd day of February, 2017.

MANNING & NAPIER FUND, INC.

By:	/s/ Michele T. Mosca
Michele T. Mosca
President

[Seal]

Attest:

/s/ Elizabeth Craig
Elizabeth Craig
Secretary

THE UNDERSIGNED, President of Manning & Napier Fund, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Michele T. Mosca
Michele T. Mosca
President